UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 28, 2004

                               CINEMARK USA, INC.
               (Exact name of registrant as specified in charter)


            TEXAS                       33-47040                  75-2206284
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)


                         3900 DALLAS PARKWAY, SUITE 500
                               PLANO, TEXAS 75093
              (Address and Zip Code of Principal Executive Offices)

                                  972-665-1000
              (Registrant's telephone number, including area code)


Item 9. Regulation FD Disclosure

On January 23, 2004, we announced that we have retained Goldman, Sachs & Co. and Lehman Brothers Inc. to explore strategic alternatives. A copy of the press release is furnished to the United States Securities and Exchange Commission (the "Commission") with this current report on Form 8-K as an exhibit.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CINEMARK USA, INC.


Date: January 28, 2004                   By:    /s/ Michael Cavalier
                                         Name:  Michael Cavalier
                                         Title: Vice President - General Counsel

                                  EXHIBIT INDEX

        The exhibits below are numbered in accordance  with the Exhibit Table of
Item 601 of Regulation 8-K.

Exhibit No.           Description of Exhibit

99.1                  Press Release of Cinemark USA, Inc. dated January 23, 2004

                                                                    EXHIBIT 99.1

                   CINEMARK TO EXPLORE STRATEGIC ALTERNATIVES

        PLANO, TEXAS, January 23, 2004 - Cinemark, Inc. announced today that it has retained a financial advisor group to develop strategic alternatives available to the Company to enhance stock value.

        Lee Roy Mitchell, Chairman and chief executive officer, stated that, "Due to the current capital market environment, we have engaged the investment banking firms Goldman, Sachs & Co. and Lehman Brothers Inc. to assist in developing and evaluating a number of alternatives to achieve greater stockholder value. These alternatives may include complete or partial sale of the Company, continuation of a public offering of the Company's common stock originally filed in 2002, a merger or the decision to take no action."

        Cinemark undertakes no obligation to make any further announcement regarding its consideration of strategic alternatives until a final agreement has been signed, an amended registration statement has been filed or a decision not to proceed with strategic alternatives is made.

        A registration statement relating to the common stock of the Company has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Disclosure Regarding Forward-Looking Statements

        In addition to historical information, this release contains certain statements representing the Company's expectations or beliefs concerning future events. These statements are forward-looking statements within the meaning of
Section 21E of the Securities Exchange Act of 1934, which provides a safe harbor for such statements. The use of words such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "projects," "could," "may," "will" or similar expressions are intended to identify these statements. The forward-looking statements contained in this release include, without limitation, statements related to enhancing and optimizing shareholder value through possible merger or sale of the Company or other alternatives. They also involve certain risks and uncertainties regarding Cinemark business and operations and the motion picture exhibition industry. The Company's actual results could differ materially from those expressed or implied by such forward-looking statements. The Company cautions that these statements are further qualified by other important factors, including, but not limited to, those set forth in the Company's Form 10-K filing and its other filings with the Securities and Exchange Commission. The Company undertakes no obligation to release publicly any revisions to forward-looking statements in this press release to reflect new circumstances or unanticipated events as they occur.